SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 15, 1998


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE                      333-22327                 75-2655744
     --------                      ---------                 ---------
     (STATE  OR  OTHER             (COMMISSION  FILE         (IRS  EMPLOYER
     JURISDICTION  OF              NUMBER)                   IDENTIFICATION NO.)
     INCORPORATION)

             225 E. JOHN CARPENTER FREEWAY, IRVING TEXAS 75062-2731

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
        ----------------------------------------------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.                   OTHER  EVENTS
                           -------------

   THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING SEPTEMBER 30, 1998.

   CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF APRIL 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF
   AMERICA AND  BANKERS  TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY  FILED
   AS  AN   EXHIBIT  TO  THE  CURRENT REPORT ON FORM 8-K FILED ON BEHALF  OF
   THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON JUNE 4, 1997.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

(C)     EXHIBITS

EXHIBIT  NO.

  19.1                    CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                    NATIONSCREDIT  GRANTOR  TRUST  1997  -  1
                                   (REGISTRANT)

BY:  NATIONSCREDIT  COMMERCIAL  CORPORATION  OF  AMERICA,
         AS  SERVICER  OF  NATIONSCREDIT  GRANTOR  TRUST  1997  -  1

DATE:  OCTOBER  16,  1998               BY:  /S/  SUZANNE  CASTLEBERRY
       ------------------                    -------------------------
                                        NAME:  SUZANNE  CASTLEBERRY
                                        TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------


19.1                         CERTIFICATEHOLDERS  STATEMENTS



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